UNITED STATES BANKRUPTCY COURT
THE DISTRICT OF DELAWARE

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes		Yes
Schedule of Professional Fees Paid	MOR-1b	No	None paid
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor        Date

Signature of Joint Debtor        Date

/s/ Edward L. Kaufman        4/8/13

Signature of Authorized Individual*        Date

Edward L. Kaufman        President

Printed Name of Authorized Individual        Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: THQ INC., et al., Debtors. [1]	x : : : : : : : x	Chapter 11 Case No. 12-13398 (MFW) Jointly Administered
CERTIFICATION REGARDING POST-PETITION BANK
ACCOUNT RECONCILIATIONS AND COMPLIANCE
AND PAYMENT OF POST-PETITION TAXES
I, Edward L. Kaufman, Executive Vice President of Business and Legal Affairs of the above-captioned debtors and debtors in possession (the “Debtors”), hereby certify as follows:

1.
Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the opening and closing balances for the reporting period. Such accounts were reconciled during the reporting period in accordance with the Debtors’ cash management system, as authorized by the Court [D.I. 36], and ordinary course accounting practices.

2.	To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no post-petition tax amounts are past due.
Dated:    April 8, 2013
/s/ Edward L. Kaufman

Edward L. Kaufman
President

______________________________

[1]
The Debtors in these chapter 11 cases and the last four digits of each Debtor's taxpayer identification number are as follows: THQ Inc. (1686); THQ Digital Studios Phoenix, Inc. (1056); THQ Wireless, Inc. (7991); Volition, Inc. (4944); and Vigil Games, Inc. (8651). The Debtors' principal offices are located at 29903 Agoura Road, Agoura Hills, CA 91301.

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

THQ Inc.
Cash Receipts and Disbursements Reconciliation
Activity from 2/3/13 through 3/2/13

				Cash at Beginning of Period		71,106,974
	THQ Inc. Company 0010	Vigil Company 0015	Volition Company 0050	Wireless	Phoenix	Cumulative

RECEIPTS:
A Cash Receipts	$4,987,742	–	–	–	–	$4,987,742

DISBURSEMENTS:
B NA Payroll / Benefits / Severance	(730,894)	(11,830)	(949)	–	–	(743,672)
C NA Product Cost	(422,060)	–	–	–	–	(422,060)
D All Other Licensing Cost	–	–	–	–	–	–
E Marketing/Selling	–	–	–	–	–	–
F PD (Milestones & Outsourcing)	(29,981)	–	–	–	–	(29,981)
G All Other NA	(1,511,599)			–	–	(1,511,599)
H Non-recurring Transaction Costs	(250,000)	–	–	–	–	(250,000)
I Debt Service	(12,384,216)	–	–	–	–	(12,384,216)
Total Disbursements	(15,328,750)	(11,830)	(949)	–	–	(15,341,529)

Net Cash Flow	$(10,341,008)	$(11,830)	$(949)	$—	$—	$(10,353,787)

				Cash at End of Period		60,753,187

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

THQ Inc.
Cash Summary
March 2, 2013

G/L #	Bank Account #	Account Description	Beginning Balance 2/2/2012	Ending Balance 3/2/2012
CO 10 - USD
111300	4710	Union Bank of California - Main	268,232	3,565,732
111310	-	Union Bank of California - Main (Incoming Cash)	-	-
111340	-	Union Bank of California - Main (Outgoing Cash)	-	-
111301	9337	Union Bank of California - Disbursements	-	-
111302	320	Union Bank of California - Video Production	10,140	10,140
111303	1629	Union Bank of California - Settlement	13,785,328	209,657
111304	8775	Union Bank of California - Main	(538,867)	(539,227)
111321	-	Union Bank of California - O/S checks	(7,328)	(457,513)
111350	4729	Union Bank of California - Payroll	240,808	35,609
111360	6098	Union Bank of California - Flex	-	-
111391	8589	UBOC - Wireless US	-	-
111401	215	Union Bank of California - Money Market	56,652,516	57,183,229
111402	1092	Union Bank of California - Online Gaming	-	100
111380	2735	Union Bank of California - Utility Account	69,348	69,353
111520	1202	Bank of America - Lockbox	-	48,813
	1734	Union Bank of California - DIP Reserve	-	-
111710	1006	JP Morgan	87,930	87,930
111750		Treasury Partners - Cash	-	-

		TOTAL CASH COMPANY 10 - USD	70,568,107	60,213,824
G/L #		Account Description	Cash	Total
CO 70 - USD
111300	8775	UBOC - Wireless US	538,867	539,363

		TOTAL CASH COMPANY 70 - USD	538,867	539,363

TOTAL CASH COMPANY 10 and 70			71,106,974	60,753,187

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

YTD	Income Statement THQ Inc
291,345,255	*	Sales
	*	Sales Inter-Company
(15,808,546)	*	Sales Returns & Allowances
283,520,560	**	Net Sales
66,308,480	*	Cost of Sales
25	*	Sub-Contracting
66,308,505	**	Total Cost of Sales
217,212,055	***	Gross Margin
20,492,773	*	Lic Amoritization & Royalty
104,435,766	*	Software Dev Amortization
(49,213,906)	*	Int’l Royalties Mgmt Fee
13,780,176	*	Gain / Loss on Disposal of Assets
17,557		730001 Taxes/Licenses/Permits
25,938,286	**	Product Development
25,639,418	***	Total Product Development
4,212,329	**	Commissions
8,305,429	**	Selling
34,045,083	**	Marketing
46,562,841	***	Total Selling & Marketing
28,142,529	**	General & Administration
17,102,228	*	Int’l Services Recharge
45,244,757	***	Total General & Admin Exp
259,769,022	****	Total Costs & Expenses
23,751,538	*****	Income/(Loss) from Operations
1,989,153	*	Net Exchange Rate (Gain) Loss
4,366,804	*	Net Interest (Income) Expense
1,876,259	*	Net Interest (Income) Expense - IC
(1,390,746)	*	Other Non-operating (Income)/Expense
6,841,471	**	Net Interest & Other (Income) Exp
17,595,813	******* Net Income (Loss) Before MI
17,595,813	******** Net Income (Loss)

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

YTD	Income Statement Vigil
3,267 USD 6,336,613 USD 6,336,613 USD 6,339,880 USD	* ** *** ** *** ****	Software Dev Amortization Product Development Total Product Development Selling Total Selling & Marketing Total Costs & Expenses
(6,339,880)	*****	Income/(Loss) from Operations
776 USD (6) USD 770 USD	* * **	Net Exchange Rate (Gain) Loss Net Interest (Income) Expense Net Interest & Other (Income) Exp
(6,340,649) USD (6,340,649) USD	****** Net Inc (Loss) before Tax & MI ******* Net Income(Loss) Before MI
(6,340,649) USD	******** Net Income (Loss)

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

YTD	Income Statement Volition
2,657,146 USD	*	Software Dev Amortization
6,875,447 USD	**	Product Development
6,875,447 USD	***	Total Product Development
9,532,593 USD	****	Total Costs & Expenses
(9,532,593)	*****	Income/(Loss) from Operations
(8,982) USD	*	Net Exchange Rate (Gain) Loss
(3,985) USD	*	Other Non-operating (Income)/Expense
(12,966) USD	**	Net Interest & Other (Income) Exp
(9,519,627) USD	******	Net Inc (Loss) before Tax & MI
(9,519,627) USD	******* Net Income(Loss) Before MI
(9,519,627) USD	******** Net Income (Loss)

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

Balance Sheet- THQ Inc.
*** Cash and Cash Equivalents	60,213,824
**** Cash and Short Term Investments	60,213,824
* Accounts Receivable	32,904,770
* A/R Other	450,181
** Allowance for Rebates	5,254,784-
** Allowance for Doubtful Accounts	235,185-
** Price Protection, Returns, and Other	15,930,700-
** Advertising Allowance	3,914,466-
** Defective Returns	438,284-
** Allowance Other	1,058,649-
*** Allowance for Doubtful Accounts,	26,832,067-
**** Accounts Receivable - Net	6,522,884
**** A/R Inter-Company	125,359,449-
*** Inventory	6,870,292
*** Inventory Reserve	5,907,764-
**** Net Inventory	962,528
**** Licenses	807,663
**** Software Development	11,779,094
*** Prepaid Product & Packaging	1,509,014
*** Prepaid Expenses	5,025,686
*** Other Current Assets	530,718
**** Prepaid and Other Assets	7,065,418
**** Deferred Income Taxes	550,801
***** Current Assets	3,667,199
* Computer Hardware	10,233,589
* Computer Software	19,481,822
* Furniture, Fixtures & Equipment	2,369,868
* Leasehold Improvements	4,768,402
* Buildings	730,249
* Land	401,000
** Gross Fixed Assets	37,984,929
** Accumulated Depreciation	27,388,269-
*** Fixed Assets	10,596,660
* Investments in Subsidiaries	17,254,576
* Other Assets	237,806
** Other Long Term Assets, Net	17,492,381
** Other Deferred Assets- Long Term	2,325,594
*** Long Term Assets	19,817,976
****** Total Assets	7,042,601-

** Accounts Payable	27,108,525
* VAT and Sales/Use Taxes Payable	8,511-
* Accrued Liabilities	11,502,015
* Accrued Compensation	4,045,623
* Deferred Revenue	769,024
* Accrued Third-Party Milestones	301,125
** Accrued Expenses	16,609,276
** Accrued Royalties	8,745,660
** Income Tax Payable	16,211
** Advance from Bank	1,394,809-
*** Current Liabilities	51,084,863
* Accrued Expenses, Long Term	604,375
* Other Deferred Liabilities, Long	3,174,462
* Convertible Senior Notes	100,000,000
** Long Term Liab	103,778,836
* Common Stock	685,384
* Additional Paid in Capital	527,799,698
* Cum Foreign Curr Trans Adjustment	1,238,010
* Unrealized Inc/Dec in Sec Avail S
* Retained Earnings	687,130,511-
* Net Income (Loss)	4,498,880-
** Equity	168,140,716-
**** Total Liab & Equity	7,042,601-

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

Balance Sheet- Vigil
** A/R Inter-Company	18,942,206-
* Prepaid Expenses	48,497
* Other Current Assets	35,201-
** Prepaid and Other Assets	13,296
*** Current Assets	18,928,910-
* Computer Hardware
* Computer Software
* Furniture, Fixtures & Equipment
* Leasehold Improvements
** Gross Fixed Assets
** Accumulated Depreciation
*** Fixed Assets
**** Total Assets	18,928,910-
** Accounts Payable	60,189
* Accrued Liabilities	335,659
* Accrued Compensation	372,909
** Accrued Expenses	708,568
*** Current Liabilities	768,756
* Other Deferred Liabilities, Long Te	728,266
** Long Term Liab	728,266
* Additional Paid in Capital	766,542
* Retained Earnings	14,851,826-
* Net Income (Loss)	6,340,649-
** Equity	20,425,933-
**** Total Liab & Equity	18,928,910-

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

Balance Sheet- Volition
** A/R Inter-Company	72,317,644-
* Prepaid Expenses	0-
* Other Current Assets	6,259
** Prepaid and Other Assets	6,259
*** Current Assets	72,311,385-
* Computer Hardware
* Computer Software
* Furniture, Fixtures & Equipment
* Leasehold Improvements
** Gross Fixed Assets
** Accumulated Depreciation
*** Fixed Assets
**** Total Assets	72,311,385-
** Accounts Payable	745,933
* Accrued Liabilities	129,455
* Accrued Compensation	2,288,191
** Accrued Expenses	2,417,646
*** Current Liabilities	3,163,579
* Other Deferred Liabilities, Long Te	8,695
** Long Term Liab	8,695
* Common Stock	100
* Additional Paid in Capital	872,004
* Retained Earnings	66,836,136-
* Net Income (Loss)	9,519,627-
** Equity	75,483,659-
**** Total Liab & Equity	72,311,385-

Liability	Taxes Debited	Federal Income Tax	59,653.94
Recap		Earned Income Credit Advances	.00
		Social Security - EE	21,739.00
		Social Security - ER	21,738.90
		Social Security Adj - EE	.00
		Medicare - EE	5,084.03
		Medicare - ER	5,084.10
		Medicare Adj - EE	.00
		Medicare Surtax - EE	.00
		Medicare Surtax Adj - EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	206.28
		State Income Tax	17,969.96
		State Unemployment Insurance - EE	8.65
		State Unemployment/Disability Ins - ER	4,134.54
		State Unemployment Insurance Adj - EE	.00
		State Disability Insurance - EE	2,762.26
		State Disability Insurance Adj - EE	.00
		Workers’ Benefit Fund Assessment - EE	.00
		Workers’ Benefit Fund Assessment - ER	.00
		Local Income Tax	123.67
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		138,505.33
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		206,914.80
		Wage Garnishments Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		125.00		Total Liability
		Total Amount Debited From Your Accounts			345,545.13	345,545.13
	Bank Debits and	Checks		.00		345,545.13
	Other Liability	Adjustments/Prepay/Voids		12,423.56		357,968.69
	Taxes - Your	None This Period					Includes Adjustments that are
	Responsibility					357,968.69	your responsibility

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 0983 Quarter Number: 1 Service Center: 070	Period Ending: 02/09/2013 Pay Date: 02/08/2013 Current Date: 02/05/2013	Week 06 Page 1

Net Pay	Checks				.00
	Direct Deposits				206,914.80
	Subtotal Net Pay					206,914.80
	Adjustments				12,423.56
	Total Net Pay Liability (Net Cash)					219,338.36
Taxes		You are responsible for Depositing these amounts		Amount debited from your account
Federal	Agency Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax			59,653.94
	Earned Income Credit Advances
	Social Security			21,739.00	21,738.90
	Medicare			5,084.03	5,084.10
	Medicare Surtax
	Federal Unemployment Tax				206.28
	Subtotal Federal			86,476.97	27,029.28	113,506.25
	Cobra Premium Assistance Payments
	Total Federal			86,476.97	27,029.28	113,506.25
State	AZ State Income Tax			204.89
	AZ State Unemployment/Disability Ins-ER 2.2500				47.63
	Subtotal AZ			204.89	47.63	252.52
	CA State Income Tax			16,169.43
	CA State Unemployment/Disability Ins-ER 6.2000				1,699.84
	CA State Disability Insurance-EE			2,762.26
	Subtotal CA			18,931.69	1,699.84	20,631.53
	IL State Income Tax			536.47
	IL State Unemployment/Disability Ins-ER 8.9500				76.61
	Subtotal IL			536.47	76.61	613.08
	MN State Income Tax			679.50
	MN State Unemployment/Disability Ins-ER10.1662				1,105.27
	Subtotal MN			679.50	1,105.27	1,784.77
	PA State Income Tax			379.67
	PA State Unemployment/Disability Ins-ER 2.7544
	PA State Unemployment Insurance-EE			8.65
	Subtotal PA			388.32		388.32
	TX State Unemployment/Disability Ins-ER 4.8600				302.19
	Subtotal TX				302.19	302.19
	WA State Unemployment/Disability Ins-ER 5.8400				903.00
	Subtotal WA				903.00	903.00
Local	100U Uwchlan Twp (Remit to:100U Uwchlan Twp)			123.67
	Subtotal Local			123.67		123.67

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 0983 Quarter Number: 1 Service Center: 070	Period Ending: 02/09/2013 Pay Date: 02/08/2013 Current Date: 02/05/2013	Week 06 Page 2

Taxes (continued)		You are responsible for Depositing these amounts		Amount debited from your account
	Agency Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Total Taxes	.00	.00	107,341.51	31,163.82	138,505.33
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						138,505.33	Excludes Taxes That Are Your Responsibility

Other	ADP Direct Deposit				206,914.80			04 Employee Transactions
Transfers	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						206,914.80
	Wage Garnishments				125.00
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						125.00
Total Amount ADP Debited From Your Accounts							345,545.13

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 0983 Quarter Number: 1 Service Center: 070	Period Ending: 02/09/2013 Pay Date: 02/08/2013 Current Date: 02/05/2013	Week 06 Page 3

Liability	Taxes Debited	Federal Income Tax	27,586.79
Recap		Earned Income Credit Advances	.00
		Social Security - EE	10,702.67
		Social Security - ER	10,702.65
		Social Security Adj - EE	.00
		Medicare - EE	2,503.04
		Medicare - ER	2,503.04
		Medicare Adj - EE	.00
		Medicare Surtax - EE	.00
		Medicare Surtax Adj - EE	.00
		COBRA Premium Assistance Payments	.00
		Federal Unemployment Tax	37.72
		State Income Tax	8,653.67
		State Unemployment Insurance - EE	.00
		State Unemployment/Disability Ins - ER	688.91
		State Unemployment Insurance Adj - EE	.00
		State Disability Insurance - EE	1,468.91
		State Disability Insurance Adj - EE	.00
		Workers’ Benefit Fund Assessment - EE	.00
		Workers’ Benefit Fund Assessment - ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		64,847.40
	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		101,315.24
		Wage Garnishments Acct. No. XXXXXX4729 Tran/ABA XXXXXXXXX		125.00		Total Liability
		Total Amount Debited From Your Accounts			166,287.64	166,287.64
	Bank Debits and	Checks		.00		166,287.64
	Other Liability	Adjustments/Prepay/Voids		7,868.37		174,156.01
	Taxes - Your	None this Payroll					Includes Adjustments that are
	Responsibility					174,156.01	your responsibility

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 4152 Quarter Number: 1 Service Center: 070	Period Ending: 02/23/2013 Pay Date: 02/22/2013 Current Date: 02/19/2013	Week 08 Page 1

Net Pay	Checks				.00
	Direct Deposits				101,315.24
	Subtotal Net Pay					101,315.24
	Adjustments				7,858.37
	Total Net Pay Liability (Net Cash)					109,183.61
Taxes		You are responsible for Depositing these amounts		Amount debited from your account
Federal	Agency Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
	Federal Income Tax			27,586.79
	Earned Income Credit Advances
	Social Security			10,702.67	10,702.67
	Medicare			2,503.04	2,503.04
	Medicare Surtax
	Federal Unemployment Tax				37.72
	Subtotal Federal			40,792.50	13,243.41	54,035.91
	Cobra Premium Assistance Payments
	Total Federal			40,792.50	13,243.41	54,035.91
State	AZ State Income Tax			96.92
	AZ State Unemployment/Disability Ins-ER 2.1400
	Subtotal AZ			96.92		96.92
	CA State Income Tax			8,056.60
	CA State Unemployment/Disability Ins-ER 6.2000				157.87
	CA State Disability Insurance-EE			1,468.91
	Subtotal CA			9,525.51	157.87	9,683.38
	IL State Income Tax			500.15
	IL State Unemployment/Disability Ins-ER 8.9500
	Subtotal IL			500.15		500.15
	TX State Unemployment/Disability Ins-ER 4.8600				233.65
	Subtotal TX				233.65	233.65
	WA State Unemployment/Disability Ins-ER 5.8400				297.39
	Subtotal WA				297.39	297.39
	Total Taxes	.00	.00	50,915.08	13,932.32	64,847.40
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						64,847.40	Excludes Taxes That Are Your Responsibility

Other	ADP Direct Deposit			101,315.24				39 Employee Transactions
Transfers	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						101,315.24
	Wage Garnishments			125.00
	Amount ADP Debited From Account XXXXXX4729 Tran/ABA XXXXXXXXX						125.00
Total Amount ADP Debited From Your Accounts							166,287.64

THQ INC Company Code: 436 Region Name: LAPALMA REGION	Batch: 4152 Quarter Number: 1 Service Center: 070	Period Ending: 02/23/2013 Pay Date: 02/22/2013 Current Date: 02/19/2013	Week 08 Page 2

In re THQ Inc.					Case No. 12-13398
					As of: 3/2/2013
	Summary of Unpaid Post Petition Debts

					USD Equivalent
Company	Vendor No	Vendor Name	Terms of Payment	Curr. Key	Current(Open)	1-30(Open)	31-60(Open)	61-90(Open)	91-120(Open)	Open in Total	Assignment	Doc. No.	Doc. Type	Doc. Date	Due Date
0010	0000001505	MARSH RISK & INSURANCE SERVICES	Payable on receipt	USD	-	-	-	(18,750)	-	(18,750)	20121203	23192847	KR	12/3/2012	1/2/2013
0010	0000010352	MAIL FINANCE, INC.	Net 30	USD	-	-	(2,195)	-	-	(2,195)	9000041703	23193683	RE	12/16/2012	1/15/2013
0010	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 5	USD	-	-	(1,350)	-	-	(1,350)	20121219	23193368	RE	12/19/2012	1/3/2013
0010	0000007231	PETROL ADVERTISING, INC.	Net 30	USD	-	-	(14,000)	-	-	(14,000)	20121220	23193948	KR	12/20/2012	1/19/2013
0010	0000007231	PETROL ADVERTISING, INC.	Net 30	USD	-	-	(3,326)	-	-	(3,326)	20121220	23193949	KR	12/20/2012	1/19/2013
0010	0000000877	WORLD WRESTLING ENTERTAINMENT INC.	Net 30	USD	-	-	(2,000)	-	-	(2,000)	9000041619	23193628	RE	12/20/2012	1/19/2013
0010	0000011418	KIDROBOT INC	Net 30	USD	-	(129,600)	-	-	-	(129,600)	20121220	23193581	RE	12/20/2012	2/3/2013
0010	0000005702	OXFORD REALTY & HOLDING LLC	Payable on receipt	USD	-	-	-	(18,845)	-	(18,845)	20121220	23193061	KR	12/20/2012	12/20/2012
0010	0000005702	OXFORD REALTY & HOLDING LLC	Payable on receipt	USD	-	-	-	(19,316)	-	(19,316)	20121220	23193062	KR	12/20/2012	12/20/2012
0010	0000005702	OXFORD REALTY & HOLDING LLC	Payable on receipt	USD	-	-	-	(3,954)	-	(3,954)	20121220	23193063	KR	12/20/2012	12/20/2012
0010	0000005702	OXFORD REALTY & HOLDING LLC	Payable on receipt	USD	-	-	-	(400)	-	(400)	20121220	23193064	KR	12/20/2012	12/20/2012
0010	0000010094	FIVE ALARM SECURITY	Net 30	USD	-	-	(43)	-	-	(43)	9000041140	23193328	RE	12/23/2012	1/22/2013
0010	0000005511	FUTURE US, INC.	Net 30	USD	-	-	(3,827)	-	-	(3,827)	9000041511	23193575	RE	12/24/2012	1/23/2013
0010	0000005511	FUTURE US, INC.	Net 30	USD	-	-	(3,827)	-	-	(3,827)	9000041509	23193574	RE	12/24/2012	1/23/2013
0010	0000002356	QWEST CORPORATION	Payable on receipt	USD	-	-	-	581	-	581	20121226	23193630	KR	12/26/2012	12/26/2012
0010	0000002356	QWEST CORPORATION	Payable on receipt	USD	-	-	-	218	-	218	20121226	23193554	KR	12/26/2012	12/26/2012
0010	0000011046	MULTI PACKAGING SOLUTIONS	Net 30	USD	-	-	(3,273)	-	-	(3,273)	20121226	23193592	RE	12/26/2012	1/25/2013
0010	0000011544	YUKES	Payable on receipt	USD	-	-	-	(64)	-	(64)	20121228	23193220	KR	12/28/2012	12/28/2012
0010	0000010094	FIVE ALARM SECURITY	Net 30	USD	-	-	(18)	-	-	(18)	20121228	23193179	KR	12/28/2012	1/27/2013
0010	0000005702	OXFORD REALTY & HOLDING LLC	Payable on receipt	USD	-	-	-	(7,903)	-	(7,903)	20121228	23193199	KR	12/28/2012	12/28/2012
0010	0000005702	OXFORD REALTY & HOLDING LLC	Payable on receipt	USD	-	-	-	(8,100)	-	(8,100)	20121228	23193200	KR	12/28/2012	12/28/2012
0010	0000006937	EQUITY ANALYTICS, LLC	Net 30	USD	-	-	-	(18,904)	-	(18,904)	20121228	23193178	KR	12/28/2012	12/28/2012
0010	0000005702	OXFORD REALTY & HOLDING LLC	Payable on receipt	USD	-	-	-	(1,658)	-	(1,658)	20121228	23193201	KR	12/28/2012	12/28/2012
0010	0000005702	OXFORD REALTY & HOLDING LLC	Payable on receipt	USD	-	-	-	(168)	-	(168)	20121228	23193202	KR	12/28/2012	12/28/2012
0010	0000009640	RANCHO VISTA INDUSTRIAL, LP	Payable on receipt	USD	-	-	-	(257)	-	(257)	20121228	23193206	KR	12/28/2012	12/28/2012
0010	0000009640	RANCHO VISTA INDUSTRIAL, LP	Payable on receipt	USD	-	-	-	(1,785)	-	(1,785)	20121228	23193205	KR	12/28/2012	12/28/2012
0010	0000010370	MS MCC HIGHLAND, LLC	Payable on receipt	USD	-	-	-	(19,450)	-	(19,450)	20121228	23193187	KR	12/28/2012	12/28/2012
0010	0000010370	MS MCC HIGHLAND, LLC	Payable on receipt	USD	-	-	-	(506)	-	(506)	20121228	23193188	KR	12/28/2012	12/28/2012
0010	0000010370	MS MCC HIGHLAND, LLC	Payable on receipt	USD	-	-	-	(16,837)	-	(16,837)	20121228	23193185	KR	12/28/2012	12/28/2012
0010	0000010370	MS MCC HIGHLAND, LLC	Payable on receipt	USD	-	-	-	(438)	-	(438)	20121228	23193186	KR	12/28/2012	12/28/2012
0010	0000007219	JCCE-PALOMAR, LLC	Payable on receipt	USD	-	-	-	(14,091)	-	(14,091)	20121228	23193181	KR	12/28/2012	12/28/2012
0010	0000010912	WEST OAKS PARK LLC	Payable on receipt	USD	-	-	-	(669)	-	(669)	20121228	23193217	KR	12/28/2012	12/28/2012
0010	0000007406	HOUSE OF MOVES	Net 30	USD	-	-	(26,139)	-	-	(26,139)	9000041342	23193467	RE	12/31/2012	1/30/2013
0010	0000007406	HOUSE OF MOVES	Net 30	USD	-	-	(20,726)	-	-	(20,726)	9000041344	23193469	RE	12/31/2012	1/30/2013
0010	0000007406	HOUSE OF MOVES	Net 30	USD	-	-	(8,650)	-	-	(8,650)	9000041343	23193468	RE	12/31/2012	1/30/2013
0010	0000000877	WORLD WRESTLING ENTERTAINMENT INC.	Net 30	USD	-	-	-	(49,457)	-	(49,457)	9000041101	23193310	RE	12/31/2012	12/31/2012
0010	0000000877	WORLD WRESTLING ENTERTAINMENT INC.	Net 30	USD	-	-	(2,000)	-	-	(2,000)	9000041618	23193627	RE	12/31/2012	1/30/2013
0010	0000000110	BUSINESS WIRE	Payable on receipt	USD	-	-	-	(32,397)	-	(32,397)	20121231	23193874	KR	12/31/2012	12/31/2012
0010	0000002906	CBS INTERACTIVE INC	Net 30	USD	-	-	(883)	-	-	(883)	9000041566	23193614	RE	12/31/2012	1/30/2013
0010	0000007889	BLUE HORNET	Net 30	USD	-	-	(5,450)	-	-	(5,450)	9000041483	23193542	RE	12/31/2012	1/30/2013
0010	0000002224	MICROSOFT LICENSING, INC.	Net 30	USD	-	(6,100)	-	-	-	(6,100)	9000041286	23193429	RE	1/1/2013	1/31/2013
0010	0000011361	WORKFORCELOGIC LLC	Net 30	USD	-	(91,091)	-	-	-	(91,091)	9000041561	23193610	RE	1/1/2013	1/31/2013
0010	0000010925	OBSIDIAN ENTERTAINMENT	Net 30	USD	-	(16,593)	-	-	-	(16,593)	9000041206	23193369	RE	1/1/2013	1/31/2013
0010	0000007832	TECHNICOLOR Payment	Net 5	USD	-	-	(292)	-	-	(292)	20130102	23193696	RE	1/2/2013	1/17/2013
0010	0000008122	HANSOFT A B	Net 30	USD	-	(30,106)	-	-	-	(30,106)	9000041282	23193419	RE	1/2/2013	2/1/2013
0010	0000009796	RIGHT SCALE, INC.	Net 30	USD	-	(29,184)	-	-	-	(29,184)	20130102	23193370	RE	1/2/2013	2/1/2013
0010	0000009796	RIGHT SCALE, INC.	Net 30	USD	-	(114,000)	-	-	-	(114,000)	20130102	23193372	RE	1/2/2013	2/1/2013
0010	0000009796	RIGHT SCALE, INC.	Net 30	USD	-	(434,750)	-	-	-	(434,750)	20130102	23193392	RE	1/2/2013	2/1/2013

Company	Vendor No	Vendor Name	Terms of Payment	Curr. Key	Current(Open)	1-30(Open)	31-60(Open)	61-90(Open)	91-120(Open)	Open in Total	Assignment	Doc. No.	Doc. Type	Doc. Date	Due Date
0010	0000011434	TRAILER JOES INC	Net 30	USD	-	(1,767)	-	-	-	(1,767)	20130102	23193937	KR	1/2/2013	2/1/2013
0010	0000010455	PARKING SOLUTIONS, INC.	Net 30	USD	-	(2,199)	-	-	-	(2,199)	9000041720	23193708	RE	1/3/2013	2/2/2013
0010	0000009796	RIGHT SCALE, INC.	Net 30	USD	-	-	9,450	-	-	9,450	20130103	23193571	KR	1/3/2013	1/3/2013
0010	0000002150	COMPUTERSHARE	Net 5	USD	-	-	(65)	-	-	(65)	20130107	23193695	RE	1/7/2013	1/22/2013
0010	0000011438	PLAYERS AND DRIVERS GROUP SA DE CV	Net 5	USD	-	-	(634)	-	-	(634)	20130107	23193693	RE	1/7/2013	1/22/2013
0010	0000007832	TECHNICOLOR Payment	Net 5	USD	-	-	(58)	-	-	(58)	20130107	23193694	RE	1/7/2013	1/22/2013
0010	0000004833	SPHERION	Net 30	USD	-	(210)	-	-	-	(210)	9000041281	23193418	RE	1/7/2013	2/6/2013
0010	0000007832	TECHNICOLOR Payment	Net 5	USD	-	-	(126)	-	-	(126)	20130107	23193399	RE	1/7/2013	1/22/2013
0010	0000000903	INTERNAP NETWORK SERVICE CORPORATIO	Net 30	USD	-	(45,000)	-	-	-	(45,000)	9000041283	23193427	RE	1/8/2013	2/7/2013
0010	0000001010	WOLF GREENFIELD & SACKS P.C.	Net 60	USD	(7,440)	-	-	-	-	(7,440)	20130108	23193565	RE	1/8/2013	3/9/2013
0010	0000009748	MARSH CANADA LIMITED	Net 60	USD	(4,800)	-	-	-	-	(4,800)	20130108	23193564	RE	1/8/2013	3/9/2013
0010	0000008122	HANSOFT A B	Net 60	USD	(742)	-	-	-	-	(742)	20130108	23193563	RE	1/8/2013	3/9/2013
0010	0000009797	AMAZON WEB SERVICES	Net 60	USD	(29)	-	-	-	-	(29)	20130108	23193562	RE	1/8/2013	3/9/2013
0010	0000007832	TECHNICOLOR Payment	Payable on receipt	USD	-	-	(71,948)	-	-	(71,948)	20130108	23193935	KR	1/8/2013	1/8/2013
0010	0000011611	HOT TOPIC, INC.	Net 60	USD	(14,521)	-	-	-	-	(14,521)	9000041612	23193622	RE	1/9/2013	3/10/2013
0010	0000007802	MYINTERNETSERVICES.COM, LLC	Net 30	USD	-	(24)	-	-	-	(24)	9000041636	23193634	RE	1/9/2013	2/8/2013
0010	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 30	USD	-	(1,179)	-	-	-	(1,179)	9000041638	23193636	RE	1/9/2013	2/8/2013
0010	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 30	USD	-	(7)	-	-	-	(7)	9000041633	23193632	RE	1/9/2013	2/8/2013
0010	0000009482	NATALIA GADALOV	Net 30	USD	-	(3,300)	-	-	-	(3,300)	20130109	23193942	KR	1/9/2013	2/8/2013
0010	0000007889	BLUE HORNET	Net 5	USD	-	-	(75)	-	-	(75)	20130111	23193725	RE	1/11/2013	1/26/2013
0010	0000007832	TECHNICOLOR Payment	Net 5	USD	-	-	(66)	-	-	(66)	20130111	23193726	RE	1/11/2013	1/26/2013
0010	0000007832	TECHNICOLOR Payment	Net 5	USD	-	-	(482)	-	-	(482)	20130111	23193724	RE	1/11/2013	1/26/2013
0010	0000002185	TECHNICOLOR	Net 5	USD	-	-	(57)	-	-	(57)	20130111	23193723	RE	1/11/2013	1/26/2013
0010	0000009472	UNION BANK CORPORATE TRUST DIVISION	Net 5	USD	-	-	(57)	-	-	(57)	20130111	23193722	RE	1/11/2013	1/26/2013
0010	0000009099	ANGELSMITH, INC.	Net 30	USD	-	(22,785)	-	-	-	(22,785)	9000041497	23193555	RE	1/11/2013	2/10/2013
0010	0000002224	MICROSOFT LICENSING, INC.	Net 30	USD	-	(136,050)	-	-	-	(136,050)	20130111	23193705	RE	1/11/2013	2/10/2013
0010	0000002224	MICROSOFT LICENSING, INC.	Net 30	USD	-	(123,221)	-	-	-	(123,221)	20130111	23193704	RE	1/11/2013	2/10/2013
0010	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 30	USD	-	(10,535)	-	-	-	(10,535)	20130111	23193714	RE	1/11/2013	2/10/2013
0010	0000009797	AMAZON WEB SERVICES	Net 60	USD	(89)	-	-	-	-	(89)	20130111	23193585	RE	1/11/2013	3/12/2013
0010	0000004210	AT&T LONG DISTANCE	Net 60	USD	(25,898)	-	-	-	-	(25,898)	20130111	23193584	RE	1/11/2013	3/12/2013
0010	0000008119	AMPCO SYSTEM PARKING	Net 60	USD	(9,012)	-	-	-	-	(9,012)	20130111	23193583	RE	1/11/2013	3/12/2013
0010	0000011378	B2B WORKFORCE PARTNERS LLC	Net 60	USD	(1,391)	-	-	-	-	(1,391)	20130111	23193579	RE	1/11/2013	3/12/2013
0010	0000011434	TRAILER JOES INC	Net 60	USD	(6,291)	-	-	-	-	(6,291)	20130111	23193582	RE	1/11/2013	3/12/2013
0010	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 60	USD	(1,555)	-	-	-	-	(1,555)	20130111	23193580	RE	1/11/2013	3/12/2013
0010	0000007832	TECHNICOLOR Payment	Net 5	USD	-	-	(790)	-	-	(790)	20130113	23193818	RE	1/13/2013	1/28/2013
0010	0000002224	MICROSOFT LICENSING, INC.	Net 30	USD	-	(500)	-	-	-	(500)	9000041617	23193623	RE	1/14/2013	2/13/2013
0010	0000007928	SONY DISC MANUFACTURING	Net 30	USD	-	(107)	-	-	-	(107)	9000041623	23193629	RE	1/15/2013	2/14/2013
0010	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 60	USD	(1,685)	-	-	-	-	(1,685)	20130115	23193687	RE	1/15/2013	3/16/2013
0010	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 60	USD	(795)	-	-	-	-	(795)	20130116	23193685	RE	1/16/2013	3/17/2013
0010	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 60	USD	(49,493)	-	-	-	-	(49,493)	20130116	23193815	RE	1/16/2013	3/17/2013
0010	0000011434	TRAILER JOES INC	Net 60	USD	(40)	-	-	-	-	(40)	20130116	23193816	RE	1/16/2013	3/17/2013
0010	0000007832	TECHNICOLOR Payment	Net 60	USD	(1,105)	-	-	-	-	(1,105)	20130116	23193817	RE	1/16/2013	3/17/2013
0010	0000007832	TECHNICOLOR Payment	Net 60	USD	(417)	-	-	-	-	(417)	20130116	23193814	RE	1/16/2013	3/17/2013
0010	0000007832	TECHNICOLOR Payment	Net 60	USD	(1,856)	-	-	-	-	(1,856)	20130116	23193813	RE	1/16/2013	3/17/2013
0010	0000002224	MICROSOFT LICENSING, INC.	Net 30	USD	-	(55,000)	-	-	-	(55,000)	9000041689	23193669	RE	1/17/2013	2/16/2013
0010	0000010644	FACEBOOK	Net 30	USD	-	(112)	-	-	-	(112)	20130117	23193820	RE	1/17/2013	2/11/2013
0010	0000004833	SPHERION	Net 5	USD	-	-	1,005	-	-	1,005	20130118	23193675	KR	1/18/2013	1/18/2013
0010	0000004833	SPHERION	Net 5	USD	-	-	2,009	-	-	2,009	20130118	23193676	KR	1/18/2013	1/18/2013
0010	0000004833	SPHERION	Net 5	USD	-	-	5,023	-	-	5,023	20130118	23193677	KR	1/18/2013	1/18/2013
0010	0000004833	SPHERION	Net 5	USD	-	-	3,014	-	-	3,014	20130118	23193674	KR	1/18/2013	1/18/2013
0010	0000004833	SPHERION	Net 5	USD	-	-	7,032	-	-	7,032	20130118	23193678	KR	1/18/2013	1/18/2013
0010	0000003607	AT&T	Payable on receipt	USD	-	-	(4,880)	-	-	(4,880)	9000041882	23193784	RE	1/18/2013	1/18/2013
0010	0000009099	ANGELSMITH, INC.	Payable on receipt	USD	-	-	(12,380)	-	-	(12,380)	9000041884	23193785	RE	1/18/2013	1/18/2013
0010	0000007832	TECHNICOLOR Payment	Payable on receipt	USD	-	-	(430)	-	-	(430)	9000041738	23193717	RE	1/21/2013	1/21/2013
0010	0000002224	MICROSOFT LICENSING, INC.	Payable on receipt	USD	-	-	(2,750)	-	-	(2,750)	9000041734	23193715	RE	1/21/2013	1/21/2013
0010	0000007832	TECHNICOLOR Payment	Net 60	USD	(3,281)	-	-	-	-	(3,281)	20130122	23193812	RE	1/22/2013	3/23/2013
0010	0000007339	ORIGINAL FORCE 3D ANIMATION STUDIO	Net 60	USD	(341)	-	-	-	-	(341)	20130122	23193811	RE	1/22/2013	3/23/2013
0010	0000007269	SOUTHERN METHODIST UNIVERSITY	Net 5	USD	-	(30)	-	-	-	(30)	20130123	23193810	RE	1/23/2013	2/7/2013

Company	Vendor No	Vendor Name	Terms of Payment	Curr. Key	Current(Open)	1-30(Open)	31-60(Open)	61-90(Open)	91-120(Open)	Open in Total	Assignment	Doc. No.	Doc. Type	Doc. Date	Due Date
0010	0000002169	VERISIGN, INC.	Net 30	USD	-	(1,603)	-	-	-	(1,603)	20130123	23193940	KR	1/23/2013	2/22/2013
0010	0000010664	DAVID ONG	Net 30	USD	-	(774)	-	-	-	(774)	20130123	23193941	KR	1/23/2013	2/22/2013
0010	0000010548	BENJAMIN BRIGHAM	Net 30	USD	-	(1,307)	-	-	-	(1,307)	20130130	23193938	KR	1/30/2013	3/1/2013
0010	0000011248	TRUNG P. DOAN	Net 30	USD	-	(774)	-	-	-	(774)	20130130	23193939	KR	1/30/2013	3/1/2013
0010	0000011361	WORKFORCELOGIC LLC	Net 30	USD	(1,400)	-	-	-	-	(1,400)	20130201	23193871	KR	2/1/2013	3/3/2013
0010	0000009796	RIGHT SCALE, INC.	Payable on receipt	USD	-	(4,177)	-	-	-	(4,177)	20121204	1181198	AB	2/2/2013	2/2/2013
0010	0000002224	MICROSOFT LICENSING, INC.	Payable on receipt	USD	-	(600)	-	-	-	(600)	9000042015	23193930	RE	2/20/2013	2/20/2013
0010	0000010629	ONESITE, INC.	Net 30	USD	-	22,785	-	-	-	22,785	9000041497	23193849	RE	2/20/2013	2/10/2013
0010	0000000771	AMERICAN EXPRESS	Net 30	USD	-	210	-	-	-	210	9000041281	23193850	RE	2/20/2013	2/6/2013
0010	0000009796	RIGHT SCALE, INC.	Net 30	USD	(2,395)	-	-	-	-	(2,395)	20130221	23193867	KR	2/21/2013	3/23/2013
0010	0000011443	PACFUL	Net 5	USD	(250)	-	-	-	-	(250)	20130222	23193879	KR	2/22/2013	3/9/2013
0010	0000007802	MYINTERNETSERVICES.COM, LLC	Net 5	USD	(250)	-	-	-	-	(250)	20130222	23193901	KR	2/22/2013	3/9/2013
0010	0000011564	VISIBLE TECHNOLOGIES, INC.	Net 5	USD	(240)	-	-	-	-	(240)	20130225	23193890	KR	2/25/2013	3/12/2013
0010	0000009836	ORACLE AMERICA, INC.	Net 5	USD	(250)	-	-	-	-	(250)	20130225	23193898	KR	2/25/2013	3/12/2013
0050	0000008200	CHURCH STREET SQUARE, LLC	Payable on receipt	USD	-	-	-	(11)	-	(11)	20121219	23014980	KR	12/19/2012	12/19/2012
0050	0000004917	WATTS COPY SYSTEMS	Net 45	USD	-	(180)	-	-	-	(180)	9000041179	23015047	RE	12/26/2012	2/9/2013
0050	0000011361	WORKFORCELOGIC LLC	Net 30	USD	-	-	(1,968)	-	-	(1,968)	9000041178	23015046	RE	12/26/2012	1/25/2013
0050	0000011361	WORKFORCELOGIC LLC	Net 30	USD	-	-	(551)	-	-	(551)	9000041176	23015044	RE	12/26/2012	1/25/2013
0050	0000011546	HIGH VOLTAGE SOFTWARE, INC.	Net 30	USD	-	-	(30,194)	-	-	(30,194)	9000041435	23015094	RE	12/28/2012	1/27/2013
0050	0000008200	CHURCH STREET SQUARE, LLC	Payable on receipt	USD	-	-	-	(4,749)	-	(4,749)	20121228	23014995	KR	12/28/2012	12/28/2012
0050	0000002224	MICROSOFT LICENSING, INC.	Net 30	USD	-	(6,937)	-	-	-	(6,937)	9000041207	23015052	RE	1/2/2013	2/1/2013
0050	0000004833	SPHERION	Net 30	USD	-	(210)	-	-	-	(210)	20130107	23015123	KR	1/7/2013	2/6/2013
0050	0000009945	HAMAGAMI CARROL	Net 30	USD	-	(765)	-	-	-	(765)	9000041542	23015098	RE	1/9/2013	2/8/2013
0050	0000011271	ANJELINA QUIJANO	Net 30	USD	-	(1,827)	-	-	-	(1,827)	9000041538	23015097	RE	1/9/2013	2/8/2013
0050	0000011361	WORKFORCELOGIC LLC	Net 30	USD	-	(22,785)	-	-	-	(22,785)	20130111	23015124	KR	1/11/2013	2/10/2013
0050	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 5	USD	-	-	(668)	-	-	(668)	9000041770	23015117	RE	1/13/2013	1/28/2013
0050	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 5	USD	-	-	(302)	-	-	(302)	9000041769	23015116	RE	1/13/2013	1/28/2013
0050	0000008721	LIVINGSTON INTERNATIONAL, INC.	Net 5	USD	-	-	(1,538)	-	-	(1,538)	9000041768	23015115	RE	1/13/2013	1/28/2013
0050	0000010483	AMERICAN INTERNATIONAL RELOCATION S	Net 5	USD	-	-	(1,524)	-	-	(1,524)	9000041767	23015114	RE	1/13/2013	1/28/2013
0050	0000009828	UNTERHAL TUNGSSOFTWARE	Net 5	USD	-	-	(953)	-	-	(953)	9000041766	23015113	RE	1/13/2013	1/28/2013
0050	0000006249	BRYAN M. FRODENTE	Net 5	USD	-	-	(650)	-	-	(650)	9000041763	23015112	RE	1/13/2013	1/28/2013
0050	0000004567	SOKOLSKI KULAS OWNERSHIP GROUP	Net 5	USD	-	-	(1,149)	-	-	(1,149)	9000041762	23015111	RE	1/13/2013	1/28/2013
0050	0000004567	SOKOLSKI KULAS OWNERSHIP GROUP	Net 5	USD	-	-	(1,239)	-	-	(1,239)	9000041761	23015109	RE	1/13/2013	1/28/2013
0050	0000004567	SOKOLSKI KULAS OWNERSHIP GROUP	Net 5	USD	-	-	(1,015)	-	-	(1,015)	9000041760	23015108	RE	1/13/2013	1/28/2013
0050	0000004567	SOKOLSKI KULAS OWNERSHIP GROUP	Net 5	USD	-	-	(1,852)	-	-	(1,852)	9000041759	23015107	RE	1/13/2013	1/28/2013
0050	0000009985	BABELFLUX, LLC	Net 30	USD	-	(3,500)	-	-	-	(3,500)	20130118	23015110	KR	1/18/2013	2/17/2013
0050	0000011361	WORKFORCELOGIC LLC	Payable on receipt	USD	-	-	(19,800)	-	-	(19,800)	20130121	23015102	KR	1/21/2013	1/21/2013
0050	0000009027	ANDLAUER TRANSPORTATION SERVICES	Payable on receipt	USD	-	-	5,180	-	-	5,180	20130121	23015103	KR	1/21/2013	1/21/2013
0050	0000011361	WORKFORCELOGIC LLC	Payable on receipt	USD	-	-	(76,437)	-	-	(76,437)	20130121	23015101	KR	1/21/2013	1/21/2013
0050	0000011361	WORKFORCELOGIC LLC	Payable on receipt	USD	-	-	(84)	-	-	(84)	20130121	23015104	KR	1/21/2013	1/21/2013
		Total			(135,566)	(1,275,896)	(300,008)	(237,909)	-	(1,949,379)

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

ACCOUNTS RECEIVABLE RECONCILIATION

Total Accounts Receivable at the beginning of the reporting period	34,858,914
+ Amounts billed during the period	2,075,229
- Amounts collected during the period	4,029,374
Total Accounts Receivable at the end of the reporting period	32,904,770

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

THQ, Inc - Balance Summary Aging as of March 2, 2013
Company Code 0010

Co Code	Open in Total	Current	1-30	31-60	61-90	91-120	120+
0010	32,904,770	12,512,210	2,852,373	11,557,158	2,366,221	2,008,212	1,608,596
Total	32,904,770	12,512,210	2,852,373	11,557,158	2,366,221	2,008,212	1,608,596
	100%	38%	9%	35%	7%	6%	5%

Reviewed and Approved by:
Joe DeMartini - Director of Credit & Collections

In re THQ Inc	Case No. 12-13398 Reporting Period: 3/2/2013

Debtor Questionnaire

		Yes	No
1
Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

On February 19, 2013 and February 22, 2013, the United States Bankruptcy Court for the District of Delaware entered orders approving the sale of certain Debtor’s assets to two buyers [D.I. 382, 408 and 411] (collectively, the “Sales”). The Sales closed on or before March 2, 2013 and are reflected in the financial information presented in this MOR.
X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

A new checking account was opened during the reporting period at Union Bank to hold Designated DIP Expense Cash Collateral per the terms of the STIPULATED ORDER AMENDING (1) INTERIM ORDER (I) UTHORIZING THE DEBTOR TO (A) OBTAIN POSTPETITION SENIOR SECURED SUPERPRIORITY FINANCING PURSUANT TO 11 U.S.C. §§ 105, 361, 362, 363(c), 363(e), 364(c), 364(d)(1), 364(e) AND 507 [ETC.] AND (2) FINAL ORDER (I) AUTHORIZING THE DEBTOR TO (A) OBTAIN POSTPETITION SENIOR SECURED SUPERPRIORITY FINANCING PURSUANT TO 11 U.S.C. §§ 105, 361, 362, 363(c), 363(e), 364(c), 364(d)(1), 364(e) AND 507 [ETC.]. Such account has account number ending 1734.
X